UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 13, 2012

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

201 NW 10th, Suite 200 Oklahoma City, Oklahoma	73103
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 237-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (the “Original Report”) dated September 13, 2012, filed by Blueknight Energy Partners, L.P. (the “Partnership”) with the Securities and Exchange Commission on September 19, 2012. This Amendment No. 1 is being filed to provide additional information in Item 5.02 that was not yet available at the time of the filing of the Original Report regarding the material terms of the Employment Agreement and Phantom Unit Agreement with Mark Hurley, who was appointed as the Chief Executive Officer of Blueknight Energy Partners G.P., L.L.C. (the “General Partner”), the general partner of the Partnership, effective September 20, 2012. The information previously reported in the Original Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2012, BKEP Management, Inc., a subsidiary of the Partnership, entered into an Employment Agreement with Mr. Mark Hurley that governs Mr. Hurley’s employment as the Chief Executive Officer of the General Partner.

The Employment Agreement has an initial term of five years. Mr. Hurley will receive a $100,000 signing bonus and will be paid an initial annual base salary of $425,000. In addition, Mr. Hurley is entitled to a $425,000 bonus during his first year of employment and 500,000 phantom units under the General Partner’s Long-Term Incentive Plan, which vest ratably over five years pursuant to the Phantom Unit Agreement, dated October 4, 2012, between Mr. Hurley and the General Partner. In the event of the termination of Mr. Hurley’s employment without Cause (as defined in the Employment Agreement) or due to Good Reason (as defined in the Employment Agreement), Mr. Hurley will be entitled to an amount equal to one year’s base salary and welfare benefits continuation for the remainder of the term, or, if shorter, 18 months, as if there had been no termination of employment. If such termination occurs in connection with or within 18 months following a Change of Control (as defined in the Employment Agreement), Mr. Hurley will be entitled to an amount equal to one year’s base salary plus his most recent bonus, welfare benefits continuation for the remainder of the term, or, if shorter, 18 months, as if there had been no termination of employment, and any unvested phantom units will be vested. The foregoing description of the Employment Agreement and Phantom Unit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement and Phantom Unit Agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Employment Agreement, dated October 4, 2012, between Mark Hurley and BKEP Management, Inc.
10.2	—	Employee Phantom Unit Agreement, dated October 4, 2012, between Mark Hurley and the General Partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: October 4, 2012	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Employment Agreement, dated October 4, 2012, between Mark Hurley and BKEP Management, Inc.
10.2	—	Employee Phantom Unit Agreement, dated October 4, 2012, between Mark Hurley and the General Partner.